Equity Investment in Real Estate and the REITs	12 Months Ended
Dec. 31, 2011
Equity Investments in Real Estate and REITs [Abstract]
Equity Investments in Real Estate and REITs

Note 6. Equity Investments in Real Estate and the REITs

We own interests in the REITs and unconsolidated real estate investments. We account for our interests in these investments under the equity method of accounting (i.e., at cost, increased or decreased by our share of earnings or losses, less distributions, plus contributions and other adjustments required by equity method accounting, such as basis differences from other-than-temporary impairments). These investments are summarized below.

REITs

We own interests in the REITs and account for these interests under the equity method because, as their advisor and through our ownership in their common shares, we do not exert control over, but have the ability to exercise significant influence on, the REITs. Shares of the REITs are publicly registered and the REITs file periodic reports with the SEC, but the shares are not listed on any exchange and are not actively traded. We earn asset management and performance revenue from the REITs and have elected, in certain cases, to receive a portion of this revenue in the form of common stock of the REITs rather than cash.

The following table sets forth certain information about our investments in the REITs (dollars in thousands):

	% of Outstanding Shares at		Carrying Amount of Investment at
	December 31,		December 31, (a)
Fund	2011	2010	2011	2010
CPA®:14 (b)	0.0%	9.2%	-	$87,209
CPA®:15	7.7%	7.1%	$93,650	87,008
CPA®:16 – Global (c)	17.9%	5.6%	338,964	62,682
CPA®:17 – Global	0.9%	0.6%	21,277	8,156
CWI (d)	0.5%	100.0%	121	-
			$454,012	$245,055

__________

  Includes asset management fees receivable, for which shares that will be issued during the subsequent period.
  In connection with the CPA®:14/16 Merger, we earned termination fees of $31.2 million, which were received in shares of CPA®:14. Upon closing of the CPA®:14/16 Merger (Note 3), our shares of CPA®:14 were exchanged into 13,260,091 shares of CPA®:16 – Global with a fair value of $118.0 million. In connection with this share exchange, we recognized a gain of $2.8 million, which is the difference between the carrying value of our investment in CPA®:14 and the estimated fair value of consideration received in shares of CPA®:16 – Global. This gain is included in Other income and (expenses) within our Investment Management segment.
  Our investment in CPA®:16 – Global exceeded 20% of our total assets at December 31, 2011. As such, audited annual financial statements of CPA®:16 – Global are provided with this Report. In addition to normal operating activities, the increase in carrying value was due to several factors, including (i) our purchase of 13,750,000 shares of CPA®:16 – Global for $121.0 million; (ii) an increase of $118.0 million as a result of the exchange of our shares of CPA®:14 into shares of CPA®:16 – Global in the CPA®:14/16 Merger; (iii) a $0.3 million contribution to acquire the Special Member Interest in CPA®:16 – Global's operating partnership; and (iv) $28.3 million to reflect the receipt of the Special Member Interest in CPA®:16 – Global's operating partnership (Note 3).
  Prior to 2011, the operating results of CWI, which had no significant assets, liabilities or operations, were included in our consolidated financial statements, as we owned all of CWI's outstanding common stock.

The following tables present preliminary combined summarized financial information for the REITs. Amounts provided are expected total amounts attributable to the REITs and do not represent our proportionate share (in thousands):

	December 31,
	2011	2010
Assets	$9,184,111	$8,533,899
Liabilities	(4,896,116)	(4,632,709)
Redeemable noncontrolling interest	(21,306)	(21,805)
Noncontrolling interests	(330,873)	(376,560)
Shareholders’ equity	$3,935,816	$3,502,825

	Years Ended December 31,
	2011	2010	2009
Revenues	$787,094	$734,758	$695,904
Expenses (a)	(605,438)	(529,328)	(624,795)
Net income from continuing operations	$181,656	$205,430	$71,109
Net income (loss) attributable to the REITs(b)	$123,479	$189,155	$(5,173)

__________

  Total net expenses recognized by the REITs during the year ended December 31, 2011 included the following items related to the CPA®:14/16 Merger: (i) $78.8 million of net gains recognized by CPA®:14 in connection with the CPA®:14 Asset Sales, of which our share was approximately $7.4 million; (ii) a net bargain purchase gain of $28.7 million recognized by CPA®:16 – Global in connection with the CPA®:14/16 Merger as a result of the fair value of CPA®:14 exceeding the total merger consideration, of which our share was approximately $5.0 million; (iii) approximately $13.6 million of expenses incurred by CPA®:16 – Global related to the CPA®:14/16 Merger, of which our share was approximately $2.4 million; and (iv) a $2.8 million net loss recognized by CPA®:16 – Global in connection with the prepayment of certain non-recourse mortgages, of which our share was approximately $0.5 million.
  Inclusive of impairment charges recognized by the REITs totalling $61.7 million, $40.7 million and $170.0 million during the years ended December 31, 2011, 2010, and 2009, respectively, which reduced our income earned from these investments by $7.8 million, $3.0 million, and $11.5 million, respectively.

We recognized income (loss) from our equity investments in the REITs of $16.9 million, $10.5 million, and $(2.5) million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, we received distributions from and recorded fee income from the CPA®:16 – Global and CPA®:17 – Global operating partnerships totaling $15.5 million, $4.5 million, and $2.2 million for the years ended December 31, 2011, 2010, and 2009, respectively, which we recorded as Income from equity investments in the REITs within the Investment Management segment. We also earned deferred revenue related to our Special Member Interest in the operating partnership of CPA®:16 – Global of $5.7 million during the year ended December 31, 2011.

Interests in Unconsolidated Real Estate Investments

We own interests in single-tenant net leased properties that are leased to corporations through noncontrolling interests (i) in partnerships and limited liability companies that we do not control but over which we exercise significant influence or (ii) as tenants-in-common subject to common control. Generally, the underlying investments are jointly-owned with affiliates. We account for these investments under the equity method of accounting.

The following table sets forth our ownership interests in our equity investments in real estate and their respective carrying values. The carrying value of these ventures is affected by the timing and nature of distributions (dollars in thousands):

	Ownership Interest	Carrying Value at December 31,
Lessee	at December 31, 2011	2011	2010
Carrefour France, SAS (a)	46%	$20,014	$18,274
Schuler A.G. (a) (b)	33%	19,958	20,493
The New York Times Company	18%	19,647	20,191
U.S. Airways Group, Inc. (b)	75%	7,415	7,934
Medica - France, S.A. (a) (c)	46%	4,430	5,232
Hologic, Inc. (b)	36%	4,429	4,383
Childtime Childcare, Inc. (d)	34%	4,419	1,862
Consolidated Systems, Inc. (b)	60%	3,387	3,388
Hellweg Die Profi-Baumarkte GmbH & Co. KG (a)	5%	1,062	1,086
Symphony IRI Group, Inc. (e) (g)	33%	(24)	3,375
Federal Express Corporation (f) (g) (h)	100%	-	(4,272)
Amylin Pharmaceuticals, Inc. (g) (h) (i)	100%	-	(4,707)
		$84,737	$77,239

____________

  The carrying value of the investment is affected by the impact of fluctuations in the exchange rate of the Euro.
  Represents a tenancy-in-common interest.
  The decrease in carrying value was due to cash distributions made to us by the venture.
  In 2011, we made a contribution of $2.1 million to the venture to pay off our share of its maturing mortgage loan.
  In 2011, this venture sold one of its properties and distributed the proceeds to the venture partners. Our share of the proceeds was approximately $1.4 million, which exceeded our total investment in the venture at that time.
  In 2010, this venture refinanced its maturing non-recourse mortgage debt with new non-recourse financing and distributed the net proceeds to the venture partners. Our share of the distribution was $5.5 million, which exceeded our total investment in the venture at that time.
  At December 31, 2011 or 2010, as applicable, we intended to fund our share of the venture's future operating deficits if the need arose. However, we had no legal obligation to pay for any of the venture's liabilities nor did we have any legal obligation to fund operating deficits.
  In connection with the CPA®:14/16 Merger in May 2011, we purchased the remaining interest in this investment from CPA®:14. Subsequent to the acquisition, we consolidate this investment as our ownership interest in the investment is now 100% (Note 4).
  In 2007, this venture refinanced its existing non-recourse mortgage debt with new non-recourse financing based on the appraised value of its underlying real estate and distributed the proceeds to the venture partners. Our share of the distribution was $17.6 million, which exceeded our total investment in the venture at that time.

The following tables present combined summarized financial information of our venture properties. Amounts provided are the total amounts attributable to the venture properties and do not represent our proportionate share (in thousands):

	December 31,
	2011	2010
Assets	$1,026,124	$1,151,859
Liabilities	(706,244)	(818,238)
Partners’/members’ equity	$319,880	$333,621

	Years Ended December 31,
	2011	2010	2009
Revenues	$118,819	$146,214	$119,265
Expenses	(75,992)	(79,665)	(61,519)
Impairment charge	(40)	-	-
Net income from continuing operations	$42,787	$66,549	$57,746
Net income attributable to the joint ventures (a)	$34,225	$66,549	$57,746

__________

  2011 is inclusive of an impairment charge of $8.6 million incurred by a venture that leases property to the Symphony IRI Group, Inc. in connection with a potential sale of the property, of which our share was approximately $0.4 million. The venture completed the sale in June 2011.

We recognized income from equity investments in real estate of $13.1 million, $16.0 million, and $13.8 million for the years ended December 31, 2011, 2010, and 2009, respectively. Income from equity investments in real estate represents our proportionate share of the income or losses of these ventures as well as certain depreciation and amortization adjustments related to other-than-temporary impairment charges.